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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 14, 2003


                   OPTION ONE MORTGAGE ACCEPTANCE CORPORATION

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT, DATED AS OF MARCH 1, 2003, PROVIDING FOR THE ISSUANCE OF
             ASSET-BACKED PASS-THROUGH CERTIFICATES, SERIES 2003-2)


                   Option One Mortgage Acceptance Corporation
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             (Exact name of registrant as specified in its charter)
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           Delaware                 333-101483            33-0727357
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(State or Other Jurisdiction        (Commission           (I.R.S. Employer
of Incorporation)                   File Number)          Identification Number)

         3 Ada
         Irvine, California                       92618
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(Address of Principal Executive Offices)          (Zip Code)


Registrant's telephone number, including area code:  (949) 790-8100


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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         (a)      Not applicable

         (b)      Not applicable

         (c)      Exhibits:

                         Item 601 (a) of
                         Regulation S-K
Exhibit No.              Exhibit No.                   Description
-----------              -----------                   -----------
1                            5.1                       Opinion and Consent of
                                                       Thacher Proffitt & Wood.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 11, 2003

                                             OPTION ONE MORTGAGE
                                             ACCEPTANCE CORPORATION

                                             By     /s/ David S. Wells
                                                   ----------------------------
                                             Name:      David S. Wells
                                             Title:     Assistant Secretary

                                  EXHIBIT INDEX


                        Item 601 (a) of
                        Regulation S-K
Exhibit No.             Exhibit No.               Description
-----------             -----------               -----------
1                         5.1                     Opinion and Consent of Counsel

                                  EXHIBIT 5. 1